UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

W.W. Grainger, Inc.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84275-P40770 W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 W.W. GRAINGER, INC. 2026 Annual Meeting Vote by April 28, 2026 11:59 PM ET You invested in W.W. GRAINGER, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 29, 2026. Vote Virtually at the Meeting* April 29, 2026 8:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/GWW2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice & Proxy Statement, and the Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V84276-P40770 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect 12 Director nominees named in the proxy statement for the ensuing year Nominees: 1a. Rodney C. Adkins For 1b. George S. Davis For 1c. Katherine D. Jaspon For 1d. Christopher J. Klein For 1e. D.G. Macpherson For 1f. Cindy J. Miller For 1g. Neil S. Novich For 1h. Beatriz R. Perez For 1i. E. Scott Santi For 1j. Susan Slavik Williams For 1k. Lucas E. Watson For 1l. Steven A. White For 2. To ratify the appointment of Ernst & Young LLP as the independent auditor for the year ending December 31, 2026. For 3. To approve on a non-binding, advisory basis the compensation of Grainger’s Named Executive Officers. For NOTE: In their discretion, the proxyholders may vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.